1 NASDAQ : STAA Q3 2013 Results – Investor Presentation October 30, 2013

Forward-Looking Statements

All statements in this press release that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2013; statements regarding new products, including but not limited to, expectations for success of new products in the U.S. or international markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2013 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended December 28, 2012, under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings."

These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on October 30, 2013 and also available on our website.

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STAAR SURGICAL

Agenda 2013 Metric Update Barry G. Caldwell Chief Executive Officer Key Financial/Consolidation Updates Steve Brown Chief Financial Officer Operational/New Product Updates Barry G. Caldwell Chief Executive Officer 3 Q&A Session Your Questions

Key Operating Metrics for 2013 4 Q1 Q2 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

Key Operating Metrics for 2013 Revenue Growth 5 Q1 Q2 Q3 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Revenue Growth (Currency Impact) • Q3 Growth in Japan (24% of Total Global Sales) – (5%) in USD – +18 % in Constant Currency • Weakening of the yen – Value in Q3 2012 was 78.7 yen to USD/Q1 was 79.2/Q2 was 80.1 – Value in Q3 2013 was 98.9 yen to USD/Q1 was 91.9/Q2 was 99.4 • Impact to Total Company Growth in Q3 ($1.0M) – + 8 % in USD/+14% in Constant Currency • +13% YTD Growth in USD/+18% in Constant Currency ($2.7M negative impact) 6

Korea China U.S. Spain India M East Japan Lat Amer Germany France Italy U.K. Q3 12 Q3 13 18% Revenue Growth Q3 2013 24% Revenue Growth YTD 2013 Q3 Revenue Results 2012 - 13 Visian ICL Sales Increase in 11 of 12 Target Markets 2013 Key Metric Report Revenue Growth (Key Market ICL Growth) +13% +22% +7% +23% +18% +39% - 24% +30% +154% +81% +53% Flat

Korea China U.S. Spain India Japan M East Lat Amer Germany France Italy U.K. Q3 YTD 12 Q3 YTD 13 24% Revenue Growth YTD 2013 Q3 YTD Revenue Results 2012 - 13 Visian ICL Sales Increase in 11 of 12 Key Markets 2013 Key Metric Report Revenue Growth (Key Market ICL Growth) +9% +32% +10% +89% +20% +41% - 3% +33% +40% +49% +50% +22%

2013 Key Metric Report
Unit Growth in Key Markets (Gaining Share Globally)



Q3 YTD Unit Results 2012-13
Q3 YTD 12
Q3 YTD 13
+7%
+32%
+17%
+13%
+22%
+46%
+33%
+7%
+29%
+49%
+43%
+22%
Korea
China
India
U.S.
M East
Spain
Lat Amer
Japan
Germany
France
Italy
U.K.

Visian ICL Units Increase in All 12 Target Markets

2013 Key Metric Report Revenue Growth (IOL Growth) • Sales were $5.3 million, $730k less than PY Q3 • Increase of 1 % in Constant Currency – Negative impact of $809k due to foreign exchange • Approximately $0.8 million in backorders from European customers • Distribution efforts for KS IOLs have been curtailed – Continued reduction of consignment accounts in Japan – Continued suspension of allocations to China ($0.5M less revenue than PY Q 3 ) 10

Japan U.S. EMEA China Total Q3 12 Q3 13 Q3 Revenue Results 2012 - 13 Revenue in CC +$809k or 1% Increase Q3 2013 Key Metric Report Q3 2013 IOL Revenue USD - 11% / +15% - 11% +52% - 60% - 12% / +1%

Japan U.S. EMEA China Total Q3 YTD 12 Q3 YTD 13 Q3 YTD Revenue Results 2012 - 13 Revenue in CC +$2.2M or 3% Increase YTD 2013 Key Metrics Report Q3 YTD 2013 IOL Revenue USD Flat / +21% - 11% +21% - 58% - 9% / +3%

2013 Key Metric Report Gross Margin Expansion 13 Q1 Q2 Q3 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Gross Margin Expansion • Gross Margin Targets continue to be negatively impacted by two factors – Value of the yen to USD – Lower margin injector sales to third party without a quantity of KS - IOLs to offset • Q3 Impact was 270 bps – Approximately one half of the impact was on the value of the yen and the other half from the increased injector sales without the IOL supply to match • Q3 Gross Margin would have been approximately 73.2% • Both factors likely to continue Q4 which will not allow us to meet our goal – If these factors turn in 2014 we should be able to re - gain our momentum 14

2013 Key Metric Report GAAP Profitability 15 Q1 Q2 Q3 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Manufacturing Consolidation 16 Q1 Q2 Q3 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Manufacturing Consolidation Results • End of Q2 only had 5,000 ICLs in FGI at Switzerland (7,500 in total) – By comparison finished FY 2012 with 13,000 in FGI – Finished Q3 with 11,400 ICLs in FGI (+52%) – Plan is to increase FGI level 50% higher before Switzerland closed • Progress made in Q3 – Yields increasing nicely in U.S. start up experience curve – Adding headcount in U.S. and transferring personnel from Switzerland 17

2013 Solid Year Overall Good Platform for the Future • Solid Platform Established from the Performance First Nine Months – Weakened yen value has provided significant negative headwind on gross margins • Revenue growth rate estimated at or near 14% for the year in USD: – Despite continued headwinds on yen value and IOL supply – Q4 should be our largest revenue quarter 18

Q3 Key Financial Results Topics to Discuss • Impact of Foreign Currency • Manufacturing Consolidation Tax Impact • Gross Margin Expansion • GAAP and Non - GAAP Adjusted Net Income • Key Financial Results YTD 19

Q3 Key Financial Results Impact of Foreign Currency • Negative Impact on Revenue of $1.0M During Q3/$2.7M YTD – $809k to IOLs & $ 155k to Other Sales Q3 – $2.2M to IOLs, $364k to Other Sales & $110k to ICLs YTD • Value of Yen Impacted Key Financial Results YTD – YTD 96.7 yen to USD vs. 79.3 YTD 2012 • Negative Impact to Gross Profit Dollars on Translation – $533k impact • Positive Impact on Operating Expenses – $ 624 k impact 20

Q3 Key Financial Results Manufacturing Consolidation Tax Impact • Expenses were $490k Q3, $2.0M YTD – Now expected to spend approximately $260k in Q4 • Positive Tax Impact from Consolidation to Q3 – Tax benefit of $433,000 – Reversal of NOLs in Japan since not manufacturing there and Japan now guaranteed a profit under new structure • Effective tax rate was 82% Q3 – We generated a profit in the U.S. during the quarter for the first time in 14 years • Now expect effective tax rate for the year to be approximately 45% – Nine month effective tax rate 61% excluding the Q3 tax benefit 21

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 2012 2013 YTD GM% IOL Mix ICL Mix Q3 Key Financial Results Expanding Gross Margins 22 Q3 Mix: ICLs at 62.7% and IOLs at 31.1%.

Q3 Key Financial Results Expanding Gross Margins • Key Factors in the stall of our gross margin expansion success – Have provided a negative 260 bps impact for the first nine months • Value of yen – YTD approximately a 120 bps impact • Increase of very low margin IOL injector sales – YTD approximately a 140 bps impact • YTD Gross Margin would have been approximately 72.7% – This would have represented a 270 bps improvement • 2014 may put us right back on track with gross margin expansion 23

YTD Financial Results 24 YTD 2013 YTD 2012 Change Revenue $53,271 $47,316 +$5,955/+13% Gross Profit $37,322 $33,122 +$4,210/+13% Gross Profit Margin 70.1% 70.0% +10bps Operating Expenses $35,381 $33,098 +$2,283/+7% Income Before Taxes $ 2,162 $ 430 +$1,732 Income Taxes $ 888 $ 779 $ (109) Net Income $ 1,274 $ (349) +$1,623 Net Income per Diluted Share $0.03 $(0.01) +$0.04 2013 GAAP ($000’s ) First Nine Months

Q3 Key Financial Results Non - GAAP Measures 25 Measure Q3 2013 Q3 2012 GAAP Net Income (loss) $525 $(90) Mfg. Consolidation Expenses $490 $728 Spain Distribution Transition Cost $00 $397 Foreign Currency Impact $(226) $(191) Adjustment of Warrant Value $ 00 $(10) Stock - based Compensation Expense $905 $838 Adjusted Net Income $1,694 $1,672 Net Adjusted Income Per Share $0.04 $0.05 ($000’s)

Q3 Key Financial Results YTD Non - GAAP Measures First Nine Months 26 Measure YTD 2013 YTD 2012 GAAP Net Income (loss) $1,274 $(349) Mfg. Consolidation Expenses $2,004 $1,980 Spain Distribution Transition Cost $442 $569 Foreign Currency Impact $38 $(9) Adjustment of Warrant Value $ (27) $(217) Stock - based Compensation Expense $2,924 $2,317 Adjusted Net Income $6,665 $4,291 Net Adjusted Income Per Share $0.17 $0.12 ($000’s)

Q3 Key Financial Results YTD Key Financial Results • Revenue Growth of 13% / 18% in Constant Currency – Visian ICL Growth of 24% / 24% in Constant Currency • Gross Margin 70.1%, 72.7 % GM without negative impacts – Negative impact from yen valuation and low margin injectors 260 bps • Cash Position at the end of the Quarter was $23.4 million – Despite investments $3.1 million was generated from operations during Q3 • GAAP Net Income $1.3M / $1.6M improvement • Non - GAAP Adjusted Net Income $0.17 per vs. $0.12 per share 27

Q3 Operational Updates Regulatory • FDA Toric ICL Submission – FDA inspections in both Switzerland and U.S. manufacturing sites – Key reviewers on the TICL submission were present at both site visits – Responded to technical question on October 24, new technical question today • CentraFLOW Submissions – Recent approvals in Korea, India and Argentina – China submission - Approval believed on track for Q2 2014 – Japan submission - Approval believed on track for 1H 2014 – U.S. submission - Face to face meeting with FDA December 12 th • Agreement on protocol, establish clinical sites & begin trial 28

Q3 Operational Updates ESCRS Meeting in Amsterdam • Visian ICL 10 th Annual Experts Meeting – 160 surgeons in attendance from 40 markets • ESCRS Exhibit Hall and Meeting Presence – Largest booth in Company history – Over 7,000 delegates in attendance • Largest ICL Training Course at ESCRS • ESCRS Evening Symposium – Over 200 attendees • The Limitations of LASIK – Common theme during ESCRS meetings 29

Q3 Operational Results Rapid Cadence of New Products 30 • V4b - Expanded Treatment Range • V4c - Eliminates Step in Procedure • V5 - Preloaded ICL with Enhanced Optics – Saves Time – Learning Curve Shortened – More Consistent Delivery

Q3 Operational Results Rapid Cadence of New Products (V6 ICL is Next in Line) Visian ICL V6a • Differentiates ICL for myopic patients nearing age 40 who will need near & intermediate adds – Approximately 30% of population myopic • Add near - vision enhancement capability – Adds 1.0 to 2.0 diopters of near while providing good intermediate, as well – Treats the early onset of presbyopia • Increases ICL’s advantages over LASIK – LASIK today can’t offer near enhancement feature, which patients understand • Should drive adoption further down the myopic diopter curve where greater opportunity exists • Target availability in EU: late 2014 to early 2015 Visian ICL V6b • Presbyopic patients age 40’s and above – Solution to the need for a permanent near and intermediate vision enhancement – 100% of population over approximately age 50 affected (Estimated 1.8 billion suffer from presbyopia) • Treats presbyopia while maintaining natural lens – Early cataract procedure approach not well accepted – Refractive Lens Exchange or Clear Lensectomy • Expands the market for ICL to potentially the “most exciting segment of vision correction” – The “holy grail” opportunity • Clinical trials will likely be needed to increase the approved age range 31 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

Upcoming Investor Meetings • Week of November 11 in New York City – NDR (12 th ), Stephens Conference (13 th ) & Canaccord Genuity Conference (14 th ) • AAO Investor Breakfast Meeting in New Orleans (November 16) • Piper Jaffray Annual Healthcare Conference in NYC (December 3) • NDR December 16 - 17 with Benchmark in San Francisco & Pacific Northwest • Investor Dinner Meeting at JPMorgan Conference with Stephens (January 13) • Q4 Earnings Release and Call (February 26) 32

Thank You YOUR QUESTIONS PLEASE 33

34 NASDAQ : STAA Q3 2013 Results – Investor Presentation October 30, 2013